                                                                   EXHIBIT 10.12

                     AMENDED AND RESTATED VOTING AGREEMENT
                     -------------------------------------

          THIS AMENDED AND RESTATED VOTING AGREEMENT is made as of the 25th day of February 1998, by and among Neuron Data, Inc., a California corporation (the "Company"), and the persons listed on Schedule A attached hereto (the
                                      ----------
"Shareholders").

          WHEREAS, in connection with the Series F Preferred Stock Purchase Agreement, dated December 16, 1997, by and between the Company and the parties listed on Schedule A thereto, the parties previously entered into a Amended and Restated Voting Agreement, dated as of December 16, 1997; and

          WHEREAS, the parties hereto enter this Agreement for the additional purpose of confirming the arrangements for election of directors.

                NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1.    Agreement to Vote. During the term of this Agreement, to the
               -----------------
extent they are entitled under the Company's Amended and Restated Articles of Incorporation to vote on a particular matter, the Shareholders agree to vote all of the shares of the Company's voting securities now or hereafter owned by them, whether beneficially or otherwise (the "Shares") as follows:

               a.   Board of Directors Composition. The Shareholders shall vote
                    ------------------------------
or act with respect to the Shares so as always to elect the following as directors of the Company (collectively, the "Designees")

                    (1) two (2) designees of Morgan Stanley Venture Capital Fund II, L.P., Morgan Stanley Venture Capital Fund II, C.V., and Morgan Stanley Venture Investors, L.P. (collectively, "MSVCF") (the "MSVCF Designees"), which designees shall initially be William J. Harding and Robert J. Loarie. Any vacancy occurring because of the death, resignation or removal of the MSVCF Designees shall be filled according to this paragraph 1 (a)(1).

                    (2) one (1) designee of Alta (the "Alta Designee"), which designee shall initially be Garrett Gruener. Any vacancy occurring because of the death, resignation or removal of the Alta Designee shall be filled according to this paragraph l(a)(2).

                    (3) one (1) designee of the holders of a majority of the outstanding shares of Series A and Series C Preferred Stock of the Company (the "Series A and C Designee"), which designee shall initially be Alain Azan. Any vacancy occurring because of the death, resignation or removal of the Series A and C Designee shall be filled according to this paragraph l (a)(3).

                    (4) one (1) designee of the holders of a majority of the outstanding shares of Series B Preferred Stock for which shares of Common Stock of the Company were exchanged (the "Series B Designee"), which designee shall initially be Patrick Perez. Any vacancy occurring because of the death, resignation or removal of the Series B Designee shall be filled according to this paragraph l(a)(4).

                    (5) one (1) designee who is the Chief Executive Officer of the Company (the "CEO Designee"), which designee shall initially be Michael A. Braun. Any subsequent vacancy occurring because of the death, resignation or removal of the CEO Designee shall be filled according to this paragraph l(a)(5).

                    (6) two (2) designees of TL Ventures (the "TL Ventures Designees"), which designees shall initially be Mark DeNino and a second director to be designated by TL Ventures. Any vacancy occurring because of the death, resignation or removal of the TL Ventures Designees shall be filled according to this paragraph l(a)(6).

               b.   Additional Director(s). The Shareholders shall vote or act
                    ---------------------
with respect to the Shares so as to always elect as any remaining director(s) (the "Additional Director(s)") not designated pursuant to 1 (a) one or more individuals designated by the unanimous approval of all of the Designees elected pursuant to subsection l(a). Any vacancy occurring because of the death, resignation or removal of the Additional Director shall be filled according to this paragraph l(b).

               c.   Board Size. The Shareholders shall vote or act with respect
                    ----------
to the Shares so as to fix a number of directors constituting the board of directors of the Company as designated by a majority of the Designees; however, the Shareholders shall in no event vote or act with respect to the Shares to reduce the number of directors below eight (8);

          2.   Observer Rights. Until the earlier of (i) June 28, 2000 or (ii)
               ---------------
the initial public offering of the Company's Common Stock at a per share public offering price (prior to underwriter commission and expense) of not less than $8.625 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and for a total offering of more than $7,500,000, to the extent not a member of the Board of Directors already, Alain Rappaport and Patrick Perez are invited to attend, or be included by conference call in, all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, the Company shall give Messrs. Rappaport and Perez copies of all notices, minutes, consents, and other materials that it provides to its directors, whether or not they attend the meeting, and shall pay all expenses of attending each meeting up to the amount of $1,000 each.

          3.   Successors in Interest of the Shareholders and the Company. The
               ----------------------------------------------------------
provisions of this Agreement shall be binding upon the successors in interest of the Shareholders to any of the Shareholders' Shares. The Company shall not permit the transfer of any Shareholders' Shares on its books or issue a new certificate representing any Shareholders' Shares unless and until the person to whom such security is to be transferred shall have executed a written-agreement, satisfactory in form-and substance to the remaining

Shareholders, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a Shareholder hereunder.

          4.   Covenants of the Company. The Company agrees to take all actions
               ------------------------
required to ensure that the rights given to the Shareholders hereunder are effective and that the Shareholders enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination of the designees of the Shareholders, as provided herein, for election as directors of the Company. The Company will not, by any voluntary action, avoid or seek to avoid the Observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out all of the provisions of this Agreement and in the taking of all such actions as may be necessary: or appropriate in order to protect the rights of the Investors hereunder against impairment.

          5.   Legend on Certificates. Each certificate representing shares held
               ----------------------
by the Shareholders and any assignees or transferees thereof, shall bear the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED VOTING AGREEMENT WHICH HAS BEEN DEPOSITED WITH THE COMPANY AT ITS PRINCIPAL OFFICE. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE SECRETARY OF THE COMPANY.

          A counterpart of this Agreement shall be deposited with the Company at its principal office and shall be subject to the same rights of examination by a shareholder of the Company (or a proposed bona fide assignee or transferee thereof), in person or by agent or attorney, as are the books and records of the Company.

          6.   No Liability for Election of Recommended Directors. Neither the
               --------------------------------------------------
parties hereto nor any officer, director, shareholder, partner, employee or agent of any such party, makes any representation or warranty as to the fitness or competence of any Designee hereunder to serve on the Board of Directors of the Company by virtue of such party's execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

          7.   Grant of Proxy. Should the provisions of this Agreement be
               --------------
construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

          8.   Specific Enforcement. It is agreed and understood that monetary
               --------------------
damages would not adequately compensate an injured party for the breach of this Agreement by any party hereto, that this Agreement shall be specifically enforceable, and that any breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for-such breach or threatened breach.

          9.   Manner of Voting. The voting of shares pursuant to this Agreement
               ----------------
may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

          10.  Termination. This Agreement shall terminate upon the consummation
               -----------
of the Company's initial public offering on a firm underwriting basis at a per share public offering price (prior to underwriter commission and expense) of not less than $8.625 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and with aggregate proceeds to the Company in excess of $7,500,000.

          11.  Amendments and Waivers. Any term hereof may be amended and the
               ----------------------
observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each of (i) the Company, (ii) holders of a majority in interest of the Series D and Series E Preferred Stock, voting together, (iii) holders of a majority in interest of the Series A and Series C Preferred Stock, voting together, (iv) holders of a majority in interest of the Series B Preferred Stock for which Common Stock was exchanged and (v) holders of a majority in interest of the Series F Preferred Stock. Any amendment or waiver so effected shall be binding upon the Company and the Shareholders or their assigns.

          12.  Stock Splits, Stock Dividends, etc. In the event of any stock,
               ----------------------------------
split, stock dividend, recapitalization, reorganization or the like, any securities issued with respect to the Shareholders' Shares shall become Shareholders' Shares for purposes of this Agreement.

          13.  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          14.  Governing Law. This Agreement shall be governed by and construed
               -------------
under the laws of the State of California, without regard to the conflict of laws provisions thereof.

          15.  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          16.  Successors and Assigns. Except as otherwise expressly provided in
               ----------------------
this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

          17.  Other Matters. This Agreement shall not affect the rights of the
               -------------
Shareholders with respect to voting on any matters on which shareholders of the Company are entitled to vote, whether grated by law or by the Fifth Amended and Restated Articles of

Incorporation of the Company, as amended from time to time, except with respect to the election of directors of the Company.

          18.  Entire Agreement. There are no further or other agreements or
               ----------------
understandings, written or oral, in effect between the parties relating to the subject matter hereof except as expressly referred to herein.

          IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Voting Agreement as of the day and year hereinabove first written.

                                  NEURON DATA, INC.

                                  By:  /s/ Michael A. Braun
                                     -------------------------------------------
                                     Michael A. Braun,
                                     President and Chief Executive Officer

                                  Address   1310 Villa Street
                                            Mountain View, CA 94041

                                  SHAREHOLDERS:


                                  /s/ Alain Rappaport
                                  ----------------------------------------------
                                  Alain Rappaport


                                  /s/ Patrick Perez
                                  ----------------------------------------------
                                   Patrick Perez



                                  C.V. SOFINNOVA VENTURES



                                  By:  /s/ Alain Rappaport
                                     -------------------------------------------



                                  Address:  One Market Plaza
                                            Steuart Tower, Suite 2630
                                            San Francisco, CA 94105


            SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

                                  MORGAN STANLEY VENTURE CAPITAL
                                  FUND II, L.P.

                                  By: Morgan Stanley Venture Partners II, L.P. its General Partner
                                  By:  Morgan Stanley Venture Capital II, Inc.
                                       Managing General Partner



                                  By:  /s/ William J. Harding
                                     -------------------------------------------



                                  MORGAN STANLEY VENTURE CAPITAL
                                  FUND II, C.V.

                                  By Morgan Stanley Venture Partners II, L.P. its Investment General Partner
                                  By   Morgan Stanley Venture Capital II, Inc.
                                       Managing General Partner



                                  By:  /s/ William J. Harding
                                     -------------------------------------------



                                  MORGAN STANLEY VENTURE INVESTORS, L.P.

                                  By: Morgan Stanley Venture Partners II, L.P. its General Partner
                                  By:  Morgan Stanley Venture Capital II, Inc.
                                       Managing General Partner



                                  By:  /s/ William J. Harding
                                     -------------------------------------------



            SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

                                  C.V. SOFINNOVA PARTNERS FIVE
                                  By   Sofinnova (International) Five N.V.,
                                       General Partner



                                  By:  /s/ XXX
                                     -------------------------------------------
                                         Under Power of Attorney



                                  Address   One Embarcadero Center
                                            Suite 4050
                                            San Francisco, CA 94111



                                  ALTA IV LIMITED PARTNERSHIP
                                  By:  Alta IV Management Partners, L.P.



                                  By:  /s/ XXX
                                     -------------------------------------------
                                                General Partner


                                  Address:  One Embarcadero Center
                                            Suite 4050
                                            San Francisco, CA 94111



            SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

                                  ALTA CALIFORNIA PARTNERS, L.P.
                                  By:  Alta California Management Partners, L.P.



                                  By:  /s/ XXX
                                     -------------------------------------------
                                                 General Partner



                                  Address:  One Embarcadero Center
                                            Suite 4050
                                            San Francisco, CA 94111



                                  ALTA EMBARCADERO PARTNERS, LLC



                                  By:  /s/ XXX
                                     -------------------------------------------

                                  Address   One Embarcadero Center
                                            Suite 4050
                                            San Francisco, CA 94111



            SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

                                  TL VENTURES III L.P.

                                  By:  TL VENTURES III MANAGEMENT
                                         L.P., its general partner
                                  By:  TL VENTURES III LLC,
                                         its general partner



                                  By:  /s/
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  TL VENTURES III OFFSHORE L.P.

                                  By:  TL VENTURES III OFFSHORE
                                       PARTNERS L.P., its general partner
                                  By:  TL VENTURES III OFFSHORE LTD.,
                                       its general partner

                                  By:  /s/
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  TL VENTURES III INTERFUND L.P.

                                  By:  TL VENTURES LLC, its general partner



                                  By:  /s/
                                     -------------------------------------------
                                     Name:
                                     Title:



            SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

                                  SCHEDULE A
                                  ----------

                           Schedule of Shareholders
                           ------------------------

MORGAN STANLEY VENTURE CAPITAL FUND II, L.P.

MORGAN STANLEY VENTURE CAPITAL FUND II, C.V.

MORGAN STANLEY VENTURE INVESTORS, L.P.

ALTA CALIFORNIA PARTNERS, L.P.

ALTA EMBARCADERO PARTNERS, LLC

ALTA IV LIMITED PARTNERSHIP

C.V. SOFINNOVA PARTNERS FIVE

C.V. SOFINNOVA VENTURES

TL VENTURES III L.P.

TL VENTURES III OFFSHORE L.P.

TL VENTURES III INTERFUND L.P.

Alain Rappaport

Patrick Perez